UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

Tactical Tilt Implementation Fund

Goldman Sachs Tactical Tilt Implementation Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	3

Schedule of Investments	9

Financial Statements	17

Financial Highlights	20

Notes to the Financial Statements	22

Report of Independent Registered Public Accounting Firm	38

Other Information	39

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolio. For additional information concerning the risks applicable to the Portfolio, please see the Portfolio’s Prospectus.

The Goldman Sachs Tactical Tilt Implementation Fund seeks long-term total return by investing in any one or in any combination of the following: U.S. and foreign equity securities, pooled investment vehicles, including affiliated domestic and international fixed income funds (“underlying funds”), fixed income instruments, including debt issued by U.S. and foreign governments, their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debt participations and non-investment grade securities (commonly known as “junk bonds”), derivatives and commodity investments, primarily through a wholly-owned subsidiary of the Portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

Different investment styles (e.g., Tactical Tilt Recommendations) tend to shift in and out of favor, and at times the Portfolio may underperform other funds that invest in similar asset classes. The Portfolio’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The Portfolio’s investments in other investment companies (including exchange-traded funds, exchange-traded notes), publicly-traded partnerships and real estate investment trusts subject it to additional expenses. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments can have greater price volatility, are less liquid and present greater risks (including risks of default) than higher rated fixed income securities. The Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Any guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Portfolio may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Portfolio to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. At times, the Portfolio may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Portfolio may invest in non-investment grade securities, which involve greater price volatility and present greater risks than higher rated fixed income securities. The Portfolio may concentrate its investments in a specific industry (only in the event that industry represents 20% or more of the Portfolio’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry.

Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less governmental regulation and supervision. Taking short positions involves leverage of the Portfolio’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Portfolio has a short position increases. The Portfolio is “non-diversified” and may invest a larger percentage of its assets in fewer issuers than “diversified”

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

funds. Accordingly, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Subsidiary primarily obtains its commodity exposure by investing in commodity index-linked derivative instruments (which may include total return and excess return swaps). The Portfolio is subject to the risk that exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Portfolio has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Portfolio cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Portfolio has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company, the Portfolio would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Portfolio shareholders.

The investment program of the Portfolio is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Portfolio should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Portfolio will be achieved.

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Implementation Fund

Investment Objective and Principal Strategy

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Tactical Tilt Implementation Fund’s (the “Portfolio”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated an average annual total return, without sales charges, of 6.57%. This return compares to the 0.27% average annual total return of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Portfolio’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Portfolio is managed. The use of the Index as the Portfolio’s benchmark does not imply the Portfolio is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	Amid an uneven global economic recovery and the reemergence of global growth concerns, the unfolding divergence in central bank monetary policy and in economic growth across countries and regions was a key theme during the Reporting Period. Low inflationary environments persisted as many of the world’s central banks maintained accommodative monetary policies, including further easing by 14 central banks during January 2015 and statements by various central bank officials throughout the Reporting Period that reaffirmed their commitment to monetary stimulus. The Federal Reserve (the “Fed”) was among these central banks, keeping rates unchanged near zero during the Reporting Period. Yields on U.S. and Eurozone 10-year government bonds remained largely range bound, primarily because of mixed economic data.

Geopolitical events — including talks on the lifting of Iranian sanctions and ongoing crises in the broader Middle East — and a build-up in global inventories led to a sharp decline in commodity prices, particularly in the price of oil, though commodity prices experienced a modest recovery near the end of the Reporting Period. We believe the fall in commodity prices, in turn, drove depreciation in the currencies of commodities-exporting emerging market countries relative to the U.S. dollar. The U.S. dollar also appreciated versus major global currencies, helped by falling U.S. jobless claims, Greece’s political power shift to the left following that country’s elections and the devaluation of the Chinese yuan. U.S. dollar strength, combined with global economic growth concerns, sent emerging markets stocks significantly lower.

Near the end of the Reporting Period, global equity market volatility moderated somewhat from the elevated levels seen during August and September 2015 when investors contended with worries about Chinese economic weakness, greater uncertainty about the path of a Fed rate hike and a downgrade in global economic growth forecasts by the International Monetary Fund.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A

The Portfolio seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. During the Reporting Period, the Portfolio benefited most from its relative value currency allocations, especially its long position in the U.S. dollar versus the euro and yen. The Portfolio’s short position in the euro versus the U.S. dollar bolstered results as geopolitical risks emerged — such as questions about Greece’s ability to meet its debt obligations

PORTFOLIO RESULTS

and whether it would remain in the European Union — and currency markets reacted negatively to mixed Eurozone economic data. In addition, the Portfolio benefited from its short position in the Japanese yen versus the U.S. dollar after the Bank of Japan announced it would expand its purchases of Japanese government bonds and concerns arose about the efficacy of Prime Minister Shinzo Abe’s “three arrows” stimulus plan. Also, during the Reporting Period, the Portfolio’s long position in Indian equities versus its short position in Brazilian equities contributed positively. Indian equities benefited from declining commodity prices and the announcement of governmental reforms, while Brazilian equities suffered due to Brazil’s slowing economy and corruption scandals.

The Portfolio’s fixed income exposures broadly detracted from its relative results, led by a position in energy high yield corporate bonds. The Portfolio’s holdings of energy high yield corporate bonds decreased in value during the Reporting Period, as oil price weakness and doubts about energy companies’ overall financial health and their corporate debt management caused notable spread widening. (Spreads are yield differentials versus duration-equivalent U.S. Treasury securities.)

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its allocations at the beginning of the Reporting Period, the Portfolio had 29.39% of its total net assets invested in equity-related investments; 41.78% of its total net assets invested in fixed income-related investments; 28.60% of its total net assets invested in currency-related investments; and 0.23% of its total net assets invested in commodity-related investments. The Portfolio did not have any of its total net assets invested in cash or cash equivalents as part of its strategic allocations at the beginning of the Reporting Period. However, the Portfolio maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. The above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Portfolio’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of changes to the Portfolio’s equity-related and currency-related exposures. These changes included the increased use of options-based positions to capture our views. The Portfolio continued to express a number of views posited on a favorable outlook for U.S. economic fundamentals and a strengthening U.S. dollar, particularly relative to the market’s rising concerns about muted global growth and weak economic data in a number of other developed markets. Our options-based implementations increased as we added positions to reflect our views on equity markets and indices in certain regions and markets. Of note, the Portfolio maintained modest high yield corporate bond positions based on our expectations for their near-term returns. Although we believed high yield corporate bonds would produce positive returns and perform more strongly than investment grade corporate bonds, we thought their returns were likely to be more muted at this later stage of the credit cycle.

In terms of equity-related exposures, the Portfolio’s equities positions were predicated largely on our geopolitical and macro views, specifically our views about countries across the Eurozone (predominantly Spain) and Japan as well as our relative view on India versus Brazil based on what we believed to be the potential for improved risk/reward opportunities. In addition, during the Reporting Period, we initiated a long position in the Portfolio in Taiwanese equities by reducing its exposure to emerging markets equities and, at the same time, hedging the resulting short exposure to Chinese equities. We adopted the long position in Taiwanese equities because, in our view, they had low valuations and seemed likely to benefit from improving corporate earnings. We hedged the Portfolio’s short exposure to Chinese equities because of ongoing, and possibly larger, monetary and fiscal stimulus by Chinese policymakers.

The Portfolio’s currency-related exposures were based on our views of global monetary policy and economic growth divergence, and we established several positions to maintain the Portfolio’s long position in the U.S. dollar as it continued

PORTFOLIO RESULTS

to rise in value relative to other developed markets currencies. Separately, the Portfolio entered into positions to capture our views on the energy market, including how oil price declines might affect certain economies. We also sought to take advantage of potential mispricings among energy-related securities stemming from what we considered overly pessimistic default rate scenarios.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used derivatives and similar instruments as part of its investment strategy to express views implemented in the Portfolio. Positions were mostly supported by cash held in the Portfolio specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced. During the Reporting Period, the Portfolio employed equity futures, currency forwards and options to express active investment views with greater versatility across regional equity markets, global market sectors and the currency markets. The use of these derivative instruments had a positive impact on performance during the Reporting Period. To afford greater risk management precision, options on equity indices were also utilized to tactically adjust the amount of equity risk and downside risk in the Portfolio, largely to reflect our views on the U.S., Japan, and Italy. The use of these options had a positive impact on performance during the Reporting Period. In addition, the Portfolio employed total return swaps to express our views on the shape of the West Texas Intermediate (“WTI”) crude oil futures price curve, as we sought to profit when contango in the oil market steepened. (Contango is when the forward price continues to rise relative to the expected spot price.) The Portfolio’s use of these swaps had a positive impact on performance during the Reporting Period. Additionally, during the Reporting Period, the Portfolio used interest rate swaps and swaptions (options on interest rate swap contracts) to express our view that interest rates would rise, while capping some of the potential upside to provide a better cost structure for the Portfolio. The use of interest rate swaps and interest rate swaptions had a negative impact on Portfolio performance during the Reporting Period. In addition, interest rate futures and a high yield index credit default swaps (HYCDX) were used to express our long view on high yield corporate bonds, which had a neutral impact on the Portfolio’s performance during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	In terms of its allocations at the end of the Reporting Period, the Portfolio had 24.88% of its total net assets invested in equity-related investments; 27.70% of its total net assets invested in fixed income-related investments; 12.77% of its total net assets invested in currency-related investments; and 0.23% of its total net assets invested in commodity-related investments. The Portfolio’s allocation to cash and cash equivalents was 34.42% of its total net assets at the end of the Reporting Period. In addition, the Portfolio maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This represented 24.09% of the Portfolio’s accounting balance of cash, which totaled 58.51% at the end of the Reporting Period. The above sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Portfolio’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to position the Portfolio for a strengthening U.S. economic recovery amidst mixed European and Japanese economic data as well as the global ex-US tendency toward dovish central bank positioning. (Dovish positioning tends to suggest lower interest rates.) We believe continued market volatility is likely to offer attractive tactical opportunities, which may allow us to take advantage of different market, economic and geopolitical dynamics. At an asset class level, we believe the global equities markets, particularly those in select developed countries, offer attractive earnings growth, an increasingly stable macro environment and continued monetary policy support. Looking ahead, we maintain our conviction in the strength of the U.S. dollar, and we will continue to monitor opportunities in the fixed income market, particularly in light of a potential rate increase by the Fed.

FUND BASICS

Tactical Tilt Implementation Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Portfolio Total Return (based on NAV)[1]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Institutional	6.57%	0.27%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Since Inception	Inception Date
Institutional	1.04%	1.15%	7/31/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.90%	1.17%

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

PORTFOLIO COMPOSITION[5]
As of October 31, 2015

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of Portfolio’s net assets. Short-term investments represent repurchase agreements. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on July 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Tactical Tilt Implementation Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2014 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Since Inception
Institutional Shares (Commenced July 31, 2014)	6.57%	4.11%

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments

October 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 8.7%
Energy – Exploration & Production – 6.4%
Antero Resources Corp.(a)
$1,650,000	6.000%		12/01/20	$1,584,000
9,250,000	5.375		11/01/21	8,510,000
Baytex Energy Corp.(a)(b)
7,000,000	5.125		06/01/21	5,880,000
Bonanza Creek Energy, Inc.(a)
7,250,000	6.750		04/15/21	5,201,875
California Resources Corp.(a)
13,550,000	6.000		11/15/24	9,180,125
Carrizo Oil & Gas, Inc.(a)
4,350,000	7.500		09/15/20	4,350,000
6,950,000	6.250		04/15/23	6,567,750
Chaparral Energy, Inc.(a)
11,500,000	8.250		09/01/21	3,910,000
Chesapeake Energy Corp.(a)
12,800,000	5.375		06/15/21	8,320,000
Comstock Resources, Inc.(a)(b)
3,800,000	10.000		03/15/20	2,489,000
Concho Resources, Inc.(a)
8,000,000	5.500		04/01/23	8,050,000
CrownRock LP/CrownRock Finance, Inc.(a)(b)
9,200,000	7.750		02/15/23	9,453,000
Denbury Resources, Inc.(a)
13,650,000	5.500		05/01/22	9,691,500
3,150,000	4.625		07/15/23	2,134,125
Diamondback Energy, Inc.(a)
7,500,000	7.625		10/01/21	7,968,750
Endeavor Energy Resources LP/EER Finance, Inc.(a)(b)
8,950,000	8.125		09/15/23	8,950,000
EP Energy LLC/Everest Acquisition Finance, Inc.(a)
4,500,000	9.375		05/01/20	3,915,000
13,600,000	6.375		06/15/23	10,200,000
Gulfport Energy Corp.(a)
7,800,000	7.750		11/01/20	7,761,000
Halcon Resources Corp.(a)(b)
5,550,000	8.625		02/01/20	4,786,875
3,316,000	13.000		02/15/22	1,939,860
Jones Energy Holdings LLC/Jones Energy Finance Corp.(a)
12,250,000	6.750		04/01/22	9,830,625
Laredo Petroleum, Inc.(a)
11,300,000	7.375		05/01/22	11,130,500
2,950,000	6.250		03/15/23	2,846,750
Linn Energy LLC/Linn Energy Finance Corp.(a)
18,750,000	8.625		04/15/20	4,687,500
Matador Resources Co.(a)
9,850,000	6.875		04/15/23	9,923,875
MEG Energy Corp.(a)(b)
15,800,000	6.500		03/15/21	14,022,500
Memorial Production Partners LP/Memorial Production Finance Corp.(a)
7,650,000	7.625		05/01/21	5,125,500
Newfield Exploration Co.
4,050,000	5.625		07/01/24	4,009,500
3,100,000	5.375	(a)	01/01/26	2,945,000

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Oasis Petroleum, Inc.(a)
$18,100,000	6.875%		03/15/22	$15,430,250
Paramount Resources Ltd.(a)(b)
8,950,000	6.875		06/30/23	7,941,335
Parsley Energy LLC/Parsley Finance Corp.(a)(b)
7,550,000	7.500		02/15/22	7,625,500
Penn Virginia Corp.(a)
8,700,000	8.500		05/01/20	2,436,000
Range Resources Corp.(a)(b)
7,800,000	4.875		05/15/25	6,981,000
Rice Energy, Inc.(a)
7,650,000	6.250		05/01/22	6,961,500
Sanchez Energy Corp.(a)
8,350,000	7.750		06/15/21	6,638,250
Seven Generations Energy Ltd.(a)(b)
7,950,000	8.250		05/15/20	7,709,910
2,100,000	6.750		05/01/23	1,915,830
SM Energy Co.(a)
12,350,000	6.500		11/15/21	12,226,500
Vanguard Natural Resourses LLC/VNR Finance Corp.(a)
8,100,000	7.875		04/01/20	4,819,500
Whiting Petroleum Corp.
2,100,000	1.250	(b)	04/01/20	1,849,313
5,950,000	5.750	(a)	03/15/21	5,563,250
6,550,000	6.250	(a)	04/01/23	6,107,875
WPX Energy, Inc.(a)
6,650,000	6.000		01/15/22	5,818,750
3,400,000	8.250		08/01/23	3,170,500

				298,559,873

Energy – Services – 0.7%
Atwood Oceanics, Inc.(a)
1,150,000	6.500		02/01/20	885,500
CVR Refining LLC/Coffeyville Finance, Inc.(a)
6,250,000	6.500		11/01/22	6,171,875
Forum Energy Technologies, Inc.(a)
4,172,000	6.250		10/01/21	3,494,050
FTS International, Inc.(a)
600,000	7.837	(b)(c)	06/15/20	393,000
5,000,000	6.250		05/01/22	1,150,000
Sunoco LP/Sunoco Finance Corp.(a)(b)
2,300,000	5.500		08/01/20	2,363,250
2,350,000	6.375		04/01/23	2,367,625
Transocean, Inc.
19,600,000	6.375		12/15/21	15,386,000

				32,211,300

Pipelines(a) – 1.6%
AmeriGas Finance LLC/AmeriGas Finance Corp.
7,950,000	7.000		05/20/22	8,367,375
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)
8,200,000	6.125		11/15/22	7,646,500
Genesis Energy LP/Genesis Energy Finance Corp.
9,150,000	6.000		05/15/23	8,326,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
2,350,000	4.875		06/01/25	2,209,000

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines(a) – (continued)
Sabine Pass Liquefaction LLC
$21,800,000	5.625%		04/15/23	$21,200,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
13,600,000	5.250		05/01/23	12,682,000
4,550,000	6.750	(b)	03/15/24	4,447,625
Tesoro Logistics LP/Tesoro Logistics Finance Corp.(b)
8,350,000	6.250		10/15/22	8,684,000

				73,563,500

TOTAL CORPORATE OBLIGATIONS
(Cost $467,349,530)				$404,334,673

Shares	Description	Value

Common Stocks – 2.9%
Commercial Banks – 2.9%
501,000	Aozora Bank Ltd.	$1,831,183
42,500	Ashikaga Holdings Co. Ltd.	190,733
16,500	Bank of The Ryukyus Ltd.	235,587
54,900	FIDEA Holdings Co. Ltd.	118,871
312,000	Fukuoka Financial Group, Inc.	1,641,791
542,000	Hokuhoku Financial Group, Inc.	1,203,361
43,400	Jimoto Holdings, Inc.	74,494
8,700	Kansai Urban Banking Corp.	99,786
138,000	Kyushu Financial Group, Inc.*	1,061,275
6,064,739	Mitsubishi UFJ Financial Group, Inc.	39,223,881
10,643,700	Mizuho Financial Group, Inc.	21,924,365
119,700	North Pacific Bank Ltd.	458,834
885,400	Resona Holdings, Inc.	4,684,938
63,500	Senshu Ikeda Holdings, Inc.	273,484
254,800	Seven Bank Ltd.	1,161,010
720,000	Shinsei Bank Ltd.	1,509,677
575,200	Sumitomo Mitsui Financial Group, Inc.	22,946,824
1,682,000	Sumitomo Mitsui Trust Holdings, Inc.	6,456,436
79,600	Suruga Bank Ltd.	1,567,086
131,000	The 77 Bank Ltd.	724,399
2,300	The Aichi Bank Ltd.	127,976
37,000	The Akita Bank Ltd.	121,360
45,000	The Aomori Bank Ltd.	146,606
55,000	The Awa Bank Ltd.	305,016
4,900	The Bank of Iwate Ltd.	217,582
148,000	The Bank of Kyoto Ltd.	1,494,727
68,000	The Bank of Nagoya Ltd.	251,970
5,200	The Bank of Okinawa Ltd.	204,066
41,000	The Bank of Saga Ltd.	93,008
511,000	The Bank of Yokohama Ltd.	3,189,207
291,000	The Chiba Bank Ltd.	2,122,854
24,700	The Chiba Kogyo Bank Ltd.	144,483
57,800	The Chugoku Bank Ltd.	819,391
93,000	The Daishi Bank Ltd.	420,260
37,000	The Eighteenth Bank Ltd.	112,278

Common Stocks – (continued)
Commercial Banks – (continued)
46,000	The Fukui Bank Ltd.	$96,424
75,000	The Fukushima Bank Ltd.	59,477
190,000	The Gunma Bank Ltd.	1,195,993
153,000	The Hachijuni Bank Ltd.	1,043,268
44,000	The Higashi-Nippon Bank Ltd.	148,641
233,000	The Hiroshima Bank Ltd.	1,293,979
77,000	The Hokkoku Bank Ltd.	286,073
64,000	The Hokuetsu Bank Ltd.	133,498
78,000	The Hyakugo Bank Ltd.	398,994
82,000	The Hyakujushi Bank Ltd.	308,325
89,600	The Iyo Bank Ltd.	963,396
280,000	The Joyo Bank Ltd.	1,454,354
103,000	The Juroku Bank Ltd.	459,473
74,000	The Keiyo Bank Ltd.	371,798
26,300	The Kiyo Bank Ltd.	399,972
68,000	The Minato Bank Ltd.	114,951
50,000	The Miyazaki Bank Ltd.	174,742
12,700	The Musashino Bank Ltd.	483,176
61,000	The Nanto Bank Ltd.	193,506
275,000	The Nishi-Nippon City Bank Ltd.	803,591
94,000	The Ogaki Kyoritsu Bank Ltd.	366,284
42,000	The Oita Bank Ltd.	176,990
47,000	The San-In Godo Bank Ltd.	434,345
72,000	The Shiga Bank Ltd.	384,831
227,000	The Shizuoka Bank Ltd.	2,277,210
41,000	The Tochigi Bank Ltd.	234,201
65,000	The Toho Bank Ltd.	239,393
35,000	The Yamagata Bank Ltd.	136,034
47,000	The Yamanashi Chuo Bank Ltd.	220,307
9,100	Tokyo TY Financial Group, Inc.	285,036
59,400	TOMONY Holdings, Inc.	230,348
30,600	Tsukuba Bank Ltd.	107,633
79,000	Yamaguchi Financial Group, Inc.	971,667

TOTAL COMMERCIAL BANKS		$133,606,709

Oil, Gas & Consumable Fuels* – 0.0%
1,304,945	Halcon Resources Corp.	914,897

TOTAL COMMON STOCKS
(Cost $145,203,980)		$134,521,606

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(d) – 0.1%
Energy – 0.1%
American Energy – Marcellus LLC
$2,650,000	8.500%	08/04/21	$194,325
CITGO Holding, Inc.
3,466,954	9.500	05/12/18	3,397,615
Magnum Hunter Resources Corp.
2,534,692	9.750	10/22/19	2,178,264

TOTAL SENIOR TERM LOANS
(Cost $8,055,462)			$5,770,204

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Shares	Description	Value

Exchange Traded Funds – 8.0%
17,170,755	iShares MSCI Taiwan ETF	$238,673,495
3,854,558	SPDR S&P Bank ETF	132,943,705

TOTAL EXCHANGE TRADED FUNDS
(Cost $387,814,644)		$371,617,200

Notional Amount	Exercise Price	Expiration Date	Value

Options Purchased – 0.3%
Currency Options – 0.2%
JPMorgan Securities, Inc. Put CNH 3,785,869,270 Call USD 579,322,000	6.535	10/31/16	$12,910,191

Notional Amount	Exercise Rate	Expiration Date	Value

Interest Rate Swaptions – 0.1%
Citibank NA Put – OTC 2 year Interest Rate Swap
$249,320,000	1.486%	08/05/16	$798,746
Citibank NA Call – OTC 2 year Interest Rate Swap
249,320,000	1.486	08/05/16	1,850,852

TOTAL INTEREST RATE SWAPTIONS			$2,649,598

TOTAL OPTIONS PURCHASED
(Cost $19,446,407)			$15,559,789

Shares	Distribution Rate	Value

Investment Companies(e) – 75.2%
Goldman Sachs Financial Square Government Fund – FST Shares
2,658,651,455	0.040%	$2,658,651,455
Goldman Sachs High Yield Floating Rate Fund – Institutional Shares
45,422,179	0.002	438,324,024
Goldman Sachs High Yield Fund – Institutional Shares
64,302,212	0.002	412,820,199

TOTAL INVESTMENT COMPANIES
(Cost $3,541,085,085)		$3,509,795,678

TOTAL INVESTMENTS – 95.2%
(Cost $4,568,955,108)		$4,441,599,150

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.8%		223,060,579

NET ASSETS – 100.0%		$4,664,659,729

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $107,446,123, which represents approximately 2.3% of net assets as of October 31, 2015.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.
(d)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on October 31, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(e)	Represents Affiliated Funds.

Currency Abbreviations:
AUD	—Australian Dollar
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
HKD	—Hong Kong Dollar
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
OTC	—Over the Counter

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2015, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	AUD	385,910,000	USD	269,740,188	$274,539,533	12/16/15	$4,799,343
	HKD	423,850,000	USD	54,683,524	54,694,760	12/16/15	11,235
	INR	22,181,140,000	USD	327,759,734	336,673,008	12/16/15	8,913,274
	USD	410,933,436	EUR	368,570,000	405,614,289	12/16/15	5,319,146
	USD	556,670,713	JPY	66,729,510,000	553,436,866	12/16/15	3,233,847
TOTAL							$22,276,845

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	EUR	116,030,000	USD	128,670,298	$127,691,961	12/16/15	$(978,338)
	JPY	16,299,000,000	USD	136,593,338	135,179,585	12/16/15	(1,413,752)
	USD	270,032,804	AUD	385,910,000	274,539,532	12/16/15	(4,506,727)
	USD	11,595,266	EUR	10,540,000	11,599,356	12/16/15	(4,090)
	USD	328,859,396	INR	22,181,140,000	336,673,008	12/16/15	(7,813,612)
	USD	18,320,074	JPY	2,210,000,000	18,329,154	12/16/15	(9,081)
TOTAL							$(14,725,600)

FUTURES CONTRACTS — At October 31, 2015, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Hang Seng Index	887	November 2015	$59,664,729	$(1,522,295)
IBEX 35 Index	7,601	November 2015	859,682,478	20,852,912
Mini MSCI Emerging Market	(7,156)	December 2015	(301,875,860)	(14,702,919)
10 Year U.S. Treasury Notes	132	December 2015	16,854,750	(4,355)
TOTAL				$4,623,343

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At October 31, 2015, the Portfolio had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$803,364	08/09/18	2.236%	3 month LIBOR	$11,833,482	$3,447,866
1,357,407	08/09/18	3 month LIBOR	1.486%	1,247	(5,746,200)
TOTAL				$11,834,729	$(2,298,334)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2015.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at October 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:

CDX North America High Yield Index 25	$24,710	5.000%	12/20/20	4.269%	$784,214	$143,234

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)(c)	Termination Date	Unrealized Gain (Loss)(d)
Deutsche Bank AG	S&P GSCI Enhanced Crude Oil Index	$318	(0.170)%	11/30/15	$73,415
	S&P GSCI Enhanced Crude Oil Index	156	(0.150)	11/30/15	836,683
	S&P GSCI Enhanced Crude Oil Index	45	(0.150)	11/30/15	701,472
	S&P GSCI Crude Oil Official Close Index	146,176	0.030	11/30/15	767,551
	S&P GSCI Crude Oil Official Close Index	85,037	0.040	11/30/15	(552,088)
	S&P GSCI Crude Oil Official Close Index	14,660	0.040	11/30/15	(275,541)
Morgan Stanley & Co. International PLC	S&P GSCI Enhanced Crude Oil Index	152,790	0.000	11/30/15	1,765,542
	S&P GSCI Enhanced Crude Oil Index	116,600	0.000	11/30/15	(4,070,122)
	S&P GSCI Enhanced Crude Oil Index	38,849	0.040	11/30/15	(554,093)
	S&P GSCI Enhanced Crude Oil Index	583	(0.150)	11/30/15	(8,126,343)
	S&P GSCI Enhanced Crude Oil Index	59	(0.150)	11/30/15	210,028
	S&P GSCI Crude Oil Official Close Index	167,520	(0.040)	11/30/15	(11,045)
	S&P GSCI Crude Oil Official Close Index	167,520	0.040	11/30/15	12,535,169
	S&P GSCI Crude Oil Official Close Index	84,030	0.040	11/30/15	(10,453,688)
	S&P GSCI Crude Oil Official Close Index	540	(0.000)	11/30/15	756,945
	S&P GSCI Crude Oil Official Close Index	536	(0.000)	11/30/15	6,487,637
TOTAL					$91,522

(c)	The Portfolio receives quarterly coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Portfolio will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(d)	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

WRITTEN OPTIONS CONTRACTS — At October 31, 2015, the Portfolio had the following written options currency activities:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Value
JPMorgan Securities, Inc.	Call USD/Put CNH	$579,322	10/31/16	$7.00	$(6,539,387)
Morgan Stanley & Co.	Call USD/Put MXN	249,587	04/01/16	16.60	(8,046,685)
TOTAL (Premium Received $15,048,703)		$828,909			$(14,586,072)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTION CURRENCY CONTRACTS — For the period ended October 31, 2015, the Portfolio had the following written options currency activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding October 31, 2014	$—	$—
Contracts Written	828,909	15,048,703
Contracts Outstanding October 31, 2015	$828,909	$15,048,703

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Exercise Price		Value
Bank of America Securities LLC	Put –SPDR Energy Select Sector ETF	250	01/15/16		$71.87	$(1,336,936)
	Put – SPDR Energy Select Sector ETF	350	01/15/16		66.69	(866,352)
Barclays Bank PLC	Put – SPDR Energy Select Sector ETF	500	01/15/16		57.62	(268,739)
Citibank NA	Put – SPDR Energy Select Sector ETF	1,481	01/15/16		66.13	(3,340,606)
	Put – Alerian MLP ETF	1,483	01/29/16		13.09	(858,570)
	Put – FTSE/MIB Index	9	06/17/16	EUR	23,000.00	(21,295,993)
Deutsche Bank AG	Put – SPDR Energy Select Sector ETF	350	01/15/16		$71.29	(1,733,215)
	Put – SPDR Energy Select Sector ETF	375	01/15/16		69.82	(1,510,292)
	Put – SPDR Energy Select Sector ETF	550	01/15/16		71.90	(2,954,804)
Morgan Stanley & Co. International PLC	Put – SPDR Energy Select Sector ETF	325	01/15/16		70.56	(1,454,451)
Societe Generale	Put – FTSE/MIB Index	7	06/17/16	EUR	21,500.00	(9,421,062)
TOTAL (Premium Received $58,733,878)		5,680				$(45,041,019)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON EQUITIES CONTRACTS — For the period ended October 31, 2015, the Portfolio had the following written equity options activity:

	Contracts	Premiums Received
Contracts Outstanding October 31, 2014	1,086	$3,510,010
Contracts Written	36,306,081	122,123,963
Options Bought to Close	(16,720,338)	(55,248,449)
Contracts Expired	(19,581,149)	(11,651,646)
Contracts Outstanding October 31, 2015	5,680	$58,733,878

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Value
Credit Suisse International (London)	Put – OTC 2 year Interest Rate Swap	$803,364	08/05/16	2.24%	$(446,671)
	Call – OTC 2 year Interest Rate Swap	803,364	08/05/16	2.24	(15,718,218)
TOTAL (Premium Received $14,661,393)					$(16,164,889)

For the period ended October 31, 2015, the Portfolio had the following interest rate swaptions activities:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding October 31, 2014	$—	$—
Contracts Written	1,606,728	14,661,393
Contracts Outstanding October 31, 2015	$1,606,728	$14,661,393

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2015

Assets:
Investments of unaffiliated issuers, at value (cost and $1,027,870,023)	$931,803,472
Investments of affiliated issuers, at value (cost $3,541,085,085)	3,509,795,678
Cash	69,178,194
Foreign currencies, at value (cost $5,299,875)	5,164,516
Unrealized gain on swap contracts	24,134,442
Unrealized gain on forward foreign currency exchange contracts	22,276,845
Receivables:
Collateral on certain derivative contracts(b)	225,217,904
Fund shares sold	24,960,546
Dividends and interest	14,132,742
Investments sold	8,888,680
Due from broker — upfront payment	2,412,188
Foreign tax reclaims	83,026
Reimbursement from investment adviser	28,539
Other assets	11,517
Total assets	4,838,088,289

Liabilities:
Unrealized loss on swap contracts	24,042,920
Unrealized loss on forward foreign currency exchange contracts	14,725,600
Variation margin on certain derivative contracts	4,001,601
Written option contracts, at value (premium received $88,443,974)	75,791,980
Payables:
Investments purchased	47,970,061
Fund shares redeemed	3,564,608
Management fees	1,985,966
Collateral on certain derivative contracts	1,059,997
Transfer Agency fees	154,429
Accrued expenses	87,268
Other Liabilities	44,130
Total liabilities	173,428,560

Net Assets:
Paid-in capital	4,576,567,556
Undistributed net investment income	200,441,707
Accumulated net realized loss	(7,611,550)
Net unrealized loss	(104,737,984)
NET ASSETS	$4,664,659,729
Shares Outstanding $0.001 par value (unlimited shares authorized):	448,502,778
Net asset value, offering and redemption price per share:	$10.40

(a)	Statement of Assets and Liabilities for the Portfolio is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity - TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin requirements and/or collateral on futures, options and swap transactions of $99,380,000, $83,323,285 and $42,514,619, respectively.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2015

Investment income:
Dividends — affiliated issuers	$55,530,148
Dividends — unaffiliated issuers (net of foreign withholding taxes of $157,253)	4,853,025
Interest	13,382,618
Total investment income	73,765,791

Expenses:
Management fees	23,248,845
Transfer Agency fees	1,287,345
Custody, accounting and administrative services	237,605
Professional fees	201,124
Amortization of offering costs	115,785
Printing and mailing costs	65,347
Trustee fees	32,444
Prime Broker Fees	21,742
Other	103,872
Total expenses	25,314,109
Less — expense reductions	(8,543,461)
Net expenses	16,770,648
NET INVESTMENT INCOME	56,995,143

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	8,648,766
Net realized gain from:
Investments — unaffiliated issuers	12,478,879
Investments — affiliated issuers	(39,674,651)
Futures contracts	14,643,509
Written options	27,183,537
Swap contracts	36,117,165
Forward foreign currency exchange contracts	110,444,616
Foreign currency transactions	926,299
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(83,852,442)
Investments — affiliated issuers	(32,298,414)
Futures contracts	(1,284,023)
Written options	13,196,138
Swap contracts	(2,063,578)
Forward foreign currency exchange contracts	7,551,245
Foreign currency translation	(10,031,927)
Net realized and unrealized gain	61,985,119
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$118,980,262

(a)	Statement of Operations for the Portfolio is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity - TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Fiscal Year Ended October 31, 2015	For the Period Ended October 31, 2014(b)
From operations:
Net investment income	$56,995,143	$4,457,148
Net realized gain (loss)	170,768,120	(20,730,489)
Net change in unrealized gain (loss)	(108,783,001)	4,045,017
Net increase (decrease) in net assets resulting from operations	118,980,262	(12,228,324)

Distributions to shareholders:
From net investment income	(21,152,095)	—

From share transactions:
Proceeds from sales of shares	3,261,513,640	1,539,888,063
Reinvestment of distributions	21,045,722	—
Cost of shares redeemed	(238,278,749)	(5,108,790)
Net increase in net assets resulting from share transactions	3,044,280,613	1,534,779,273
TOTAL INCREASE	3,142,108,780	1,522,550,949

Net assets:
Beginning of year	1,522,550,949	—
End of year	$4,664,659,729	$1,522,550,949
Undistributed net investment income	$200,441,707	$3,315,885

(a)	Statement of Changes for the Portfolio is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity - TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on July 31, 2014.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2015 - Institutional Shares	$9.87	$0.18	$0.46	$0.64	$(0.11)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - Institutional Shares (Commenced operations July 31, 2014)	10.00	0.04	(0.17)	(0.13)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Fund in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Annualized.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$10.40	6.57%	$4,664,660	0.52%		0.79%		1.77%		81%

9.87	(1.30)	1,522,551	0.63	(e)	0.86	(e)	1.63	(e)	45

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Tilt Implementation Fund (the “Portfolio”) is a non-diversified fund and currently offers one class of shares — Institutional Shares. The Portfolio commenced operations on July 31, 2014. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Tactical Tilt Implementation Fund — The Cayman Commodity - TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2015, the Portfolio’s net assets were $4,664,659,729, of which, $339,742,056, or 7.3%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

D.  Expenses — Expenses incurred directly by the Portfolio are charged to the Portfolio, and certain expenses incurred by the Trust that may not solely relate to the Portfolio are allocated to the Portfolio and the other applicable funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses, and are accrued daily.

E.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Portfolio were amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and distributions from net capital gains, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and ETFs. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Portfolio’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A fund’s investment in credit default swaps may involve greater risks than if the fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a fund sells protection through a credit default swap, a fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a fund bought credit protection.

A total return swap is an agreement that gives a fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of October 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$404,334,673	$—
Senior Term Loans	—	5,770,204	—
Common Stock and/or Other Equity Investments(a)
Asia	1,061,275	132,545,434	—
North America	—	914,897	—
Exchange Traded Funds	371,617,200	—	—
Investment Companies	3,509,795,678	—	—
Total	$3,882,474,153	$543,565,208	$—

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Investment Type	Level 1	Level 2	Level 3

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$15,559,789	$—
Forward Foreign Currency Exchange Contracts(b)	—	22,276,845	—
Futures Contracts(b)	20,852,912	—	—
Interest Rate Swap Contracts(b)	—	3,447,866	—
Credit Default Swap Contracts(b)	—	143,234	—
Total Return Swap Contracts(b)	—	24,134,442	—
Total	$20,852,912	$65,562,176	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(14,725,600)	$—
Futures Contracts(b)	(16,229,569)	—	—
Interest Rate Swap Contracts(b)	—	(5,746,200)	—
Total Return Swap Contracts(b)	—	(24,042,920)	—
Written Options Contracts	—	(75,791,980)	—
Total	$(16,229,569)	$(120,306,700)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2015. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$6,097,464	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written Options, at value	$(21,915,444)	(a)
Credit	Receivable for unrealized gain on swap contracts	143,234		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	35,187,036		Payable for unrealized loss on forward foreign currency exchange contracts; Written Options, at value	(29,311,672)
Equity	Variation margin on certain derivative contracts	20,852,912		Variation margin on certain derivative contracts; Written Options, at value	(61,266,233)
Commodity	Receivable for unrealized gain on swap contracts	24,134,442		Payable for unrealized loss on swap contracts	(24,042,920)
Total		$86,415,088			$(136,536,269)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments and swap contracts /Net change in unrealized gain (loss) on investments and swap contracts	$(12,513)	$(4,248,155)	14
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(144,142)	143,234	1
Currency	Net realized gain (loss) from investments and forward foreign currency exchange contracts /Net change in unrealized gain (loss) on investments and forward foreign currency exchange contracts	113,512,940	(5,336,488)	60
Equity	Net realized gain (loss) from investments and futures contracts/Unrealized gain (loss) on investments, futures contracts and written options	47,744,203	32,875,445	13,722
Commodity	Net realized gain (loss) from investments and swap contracts/Unrealized gain (loss) on investments and swap contracts	36,273,821	179,590	5
Total		$197,374,309	$23,613,626	13,802

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2015.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

4. INVESTMENTS IN DERIVATIVES (continued)

collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Portfolio’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2015:

	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$—	$—	$—	$—	$—	$(2,203,288)	$(2,203,288)	$(2,203,288)	$2,203,288	$—
Barclays Bank PLC	—	—	—	—	—	—	(268,739)	(268,739)	(268,739)	268,739	—
Citibank NA	2,649,598	—	—	2,649,598	—	—	(25,495,169)	(25,495,169)	(22,845,571)	1,413,273	(21,432,298)
Credit Suisse International (London)	—	—	—	—	—	—	(16,164,888)	(16,164,888)	(16,164,888)	16,164,888	—
Deutsche Bank AG	—	2,379,121	—	2,379,121	(827,629)	—	(6,198,311)	(7,025,940)	(4,646,819)	4,646,819	—
JPMorgan Securities, Inc.	12,910,191	—	—	12,910,191	—	—	(6,539,387)	(6,539,387)	6,370,804	—	6,370,804
Morgan Stanley & Co. International PLC	—	21,755,321	22,276,845	44,032,166	(23,215,291)	(14,725,600)	(9,501,136)	(47,442,027)	(3,409,861)	3,409,861	—
Societe Generale	—	—	—	—	—	—	(9,421,062)	(9,421,062)	(9,421,062)	—	(9,421,062)
Total	$15,559,789	$24,134,442	$22,276,845	$61,971,076	$(24,042,920)	$(14,725,600)	$(75,791,980)	$(114,560,500)	$(52,589,424)	$28,106,868	$(24,482,556)

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate	Effective Net Management Fee Rate*^(a)
0.75%	0.68%	0.64%	0.62%	0.72%	0.45%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least February 29, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Portfolio invests in the FST Shares of the Goldman Sachs Financial Square Government Fund and the Institutional Shares of the Goldman Sachs High Yield Floating Rate and the Goldman Sachs High Yield Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Portfolio invests. For the fiscal year ended October 31, 2015, GSAM waived $7,747,431 of the Portfolio’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Portfolio’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2015, GSAM waived $688,465 of the Portfolio’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest expenses on short sales, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This “Other Expense” limitation will remain in place through at least February 29, 2016 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
$8,435,896	$107,565	$8,543,461

D.  Line of Credit Facility — As of October 31, 2015, the Portfolio participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolio and

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2015, the Portfolio did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2015, Goldman Sachs earned $490,226 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended October 31, 2015:

Underlying Fund	Market Value 10/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/15	Dividend Income	Capital Gains Distributions
Goldman Sachs Financial Square Government Fund	$—	$5,004,127,997	$(2,345,476,542)	$—	$—	$2,658,651,455	$165,291	$—
Goldman Sachs High Yield Floating Rate Fund	293,213,830	536,186,135	(375,407,274)	(7,115,900)	(8,552,767)	438,324,024	19,942,816	42,436
Goldman Sachs High Yield Fund	369,890,792	648,965,855	(549,732,050)	(32,558,751)	(23,745,647)	412,820,199	35,422,041	8,606,330
Total	$663,104,622	$6,189,279,987	$(3,270,615,866)	$(39,674,651)	$(32,298,414)	$3,509,795,678	$55,530,148	$8,648,766

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2015, were $2,432,014,464 and $1,324,017,166, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2015, in the amount of $21,152,095, was from ordinary income.

There were no distributions paid during the fiscal year ended October 31, 2014.

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$205,854,874
Capital loss carryforwards:
Perpetual Short-Term	$(4,976,930)
Perpetual Long-Term	(7,354,178)
Total capital loss carryforwards	$(12,331,108)
Unrealized gains (losses) — net	(105,431,593)
Total accumulated earnings (losses) net	$88,092,173

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2015

7. TAX INFORMATION (continued)

The Portfolio utilized $27,258,220 of capital losses in the current year.

As of October 31, 2015, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$4,578,855,422
Gross unrealized gain	7,813,262
Gross unrealized loss	(145,069,534)
Net unrealized gains (losses) on securities	$(137,256,272)
Net unrealized gain (loss) on other investments	31,824,679
Net unrealized gains (losses)	$(105,431,593)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and swap contracts, and differences in the tax treatment of swap transactions, and underlying portfolio investments.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from certain non-deductible expenses, and differences in the tax treatment of swap transactions, foreign currency transactions, underlying fund investments and passive foreign investments companies.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(2,425,520)	$(158,857,254)	$161,282,774

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior fiscal years), and has concluded that no provision for income tax is required in the Portfolio’s financial statements. These open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Portfolio that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

8. OTHER RISKS (continued)

may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The Portfolio invests in Underlying Funds, and is subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of October 31, 2015, the Portfolio invested 57.0%, 8.8% and 9.4% of its net assets in the Goldman Sachs Financial Square Government Fund (the “FSQ Government Fund”), Goldman Sachs High Yield Fund (the “High Yield Fund”) and the Goldman Sachs High Yield Floating Rate Fund (the “High Yield Floating Rate Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Portfolio has significant exposure to the risks associated with these Underlying Funds. The FSQ Government Fund intends to be a government money market fund which invests at least 99.5% of its Net Assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully. The High Yield Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Under normal market conditions, the High Yield Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The High Yield Fund may also invest in derivatives, including credit default swap indices, interest rate futures and swaps. The High Yield Floating Rate Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Under normal conditions, the High Yield Floating Rate Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The High Yield Floating Rate Fund may also invest in floating or variable rate instruments that are rated investment grade, and in preferred stock, repurchase agreements, cash securities, and derivative instruments such as credit default swaps on credit and loan indices and forward contracts, among others.

The Portfolio does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and, as a result, maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2015

8. OTHER RISKS (continued)

exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if its investments were not so concentrated.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Portfolio has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income”, in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly affect the returns to, and could cause substantial losses for, Portfolio shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2015		For the Period Ended October 31, 2014(a)
	Shares	Dollars	Shares	Dollars

Shares sold	315,239,101	$3,261,513,640	154,783,020	$1,539,888,063
Reinvestment of distributions	2,125,831	21,045,722	—	—
Shares redeemed	(23,128,874)	(238,278,749)	(516,300)	(5,108,790)
NET INCREASE	294,236,058	$3,044,280,613	154,266,720	$1,534,779,273

(a)	Commenced operations on July 31, 2014.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and the Shareholders of Goldman Sachs Tactical Tilt Implementation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Tactical Tilt Implementation Fund (the “Portfolio”), a portfolio of the Goldman Sachs Trust, at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, agent banks, transfer agent of the underlying fund, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Fund Expenses — Six Month Period Ended October 31, 2015 (Unaudited)

As a shareholder of Institutional Shares of the Portfolio, you incur ongoing costs, including management fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015, which represents a period of 184 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Shares	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the period ended 10/31/15*
Actual	$1,000.00	$993.30		$4.02
Hypothetical 5% return	1,000.00	1,021.17	+	4.08

*	Expenses are calculated using the Portfolio’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.52%.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Tactical Tilt Implementation Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information provided by the Investment Adviser on the investment performance of the Underlying Funds, including comparisons to the performance of similar funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(f)	with respect to the expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser to limit certain expenses of the Portfolio and the Underlying Funds that exceed specified levels;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules for the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;

(l)	information regarding commissions paid by the Portfolio and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and the Underlying Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees considered that the Portfolio had launched on July 31, 2014, and did not yet have a meaningful performance history. They noted that the Portfolio served as a vehicle used by the Goldman Sachs Investment Strategy Group (“Investment Strategy Group”) for the implementation of investment ideas that are generally derived from short-term or medium-term market views of the Investment Strategy Group on a variety of asset classes and instruments. The Trustees also observed the investment performance of the Underlying Funds. In this regard, they compared the investment performance of each Underlying Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Underlying Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that the Underlying Fund had been in existence for those periods. The Trustees also reviewed each Underlying Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Underlying Funds over time, and reviewed the investment performance of each Underlying Fund in light of its investment objective and policies and market conditions. With respect to certain Underlying Funds, the Trustees also received information comparing the Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe. The analyses also compared the Portfolio’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Portfolio and the Underlying Funds that exceed specified levels, and to waive a portion of its management fee with respect to certain Underlying Funds. They noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Portfolio’s wholly-owned subsidiary. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Portfolio, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Portfolio. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Portfolio were provided for 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolio that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio and/or the Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Portfolio; (d) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (g) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and Underlying Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio and/or the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolio’s and Underlying Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2016.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	112	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	112	None

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	112	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	Verizon Communications Inc.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	112	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2015, the Trust consisted of 98 portfolios (91 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Tactical Tilt Implementation Fund — Tax Information (Unaudited)

For the year ended October 31, 2015, 11.36% of the dividends paid from net investment company taxable income by the Tactical Tilt Implementation Fund qualifies for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Tax-Free Money Market Fund
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 21881-TEMPL-12/2015 TACTAR-15/1.3K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,662,967	$3,539,534	Financial Statement audits.

Audit-Related Fees:

• PwC	$138,000	$0	Other attest services.

Tax Fees:

• PwC	$848,676	$794,850	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $986,676 and $794,850 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 7, 2016